Exhibit 15.1

GREENFIRE RESOURCES LTD.
HANGINGSTONE PROPERTIES

Evaluation of Bitumen Reserves
Based on Constant Prices and Costs
As of December 31, 2023

GREENFIRE RESOURCES LTD.
HANGINGSTONE PROPERTIES

Evaluation of Bitumen Reserves
Based on Constant Prices and Costs
As of December 31, 2023

Prepared For:

Greenfire Resources Ltd.
1900, 205 – 5th Avenue SW
Calgary, Alberta
T2P 2V7

Prepared By:

McDaniel & Associates Consultants Ltd.
2000, 525 – 8th Avenue SW
Eighth Avenue Place, East Tower
Calgary, Alberta
T2P 1G1

March 2024

GREENFIRE RESOURCES LTD.

HANGINGSTONE PROPERTIES

TABLE OF CONTENTS

Covering Letter

Certificates of Qualification

Evaluation Methodology

APPENDIX 1 BITUMEN NETBACK PRICING

McDaniel December 2023 SEC Prices and Costs

APPENDIX 2 ECONOMIC DETAIL – CORPORATE CONSOLIDATION

McDaniel December 2023 SEC Prices and Costs

APPENDIX 3 GEOLOGICAL MAPPING

March 20, 2024

Greenfire Resources Ltd.
1900, 205 – 5th Avenue SW
Calgary, Alberta

T2P 2V7

Attention:	Mr. Robert B. Logan, President, CEO and Director

Reference:	Greenfire Resources Ltd. – Hangingstone Properties

Evaluation of Bitumen Reserves

Constant Prices and Costs

Dear Sir:

Pursuant to your request, we have prepared an evaluation of the proved bitumen reserves and the net present values of these reserves for the petroleum interests of Greenfire Resources Ltd. – Hangingstone Properties, hereinafter referred to as the “Company”, as of December 31, 2023. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. The completion date of our report is March 20, 2024. This report was prepared in accordance with guidelines specified in Item 1202(a)(8) of Regulation S-K and is to be used for inclusion in certain filings of the SEC.

The future net revenues and net present values presented in this report were calculated using constant prices and costs based on the average first-day-of-the-month petroleum product prices for the 12 months of 2023 with no inflation of operating or capital costs and were presented in Canadian dollars. The future net revenues and net present value estimates in this report are presented before and after income taxes at the corporate level. The future net revenues presented in this report may not necessarily represent the fair market value of the reserves estimates.

The properties evaluated in this report were indicated to include 100 percent of the Company’s petroleum interests in Alberta, Canada.

2000, Eighth Avenue Place, East Tower, 525 – 8 Avenue SW, Calgary AB T2P 1G1     Tel: (403) 262-5506     Fax: (403) 233-2744

Greenfire Resources Ltd. – Hangingstone Properties	Page 2
Constant Prices and Costs	March 20, 2024

The Company’s share of remaining reserves and net present values are presented on a total Company basis in Table 2-1 of Appendix 2. Tables summarizing the reserves, production and revenues for the various reserves classes are presented in Appendix 2. Detailed net bitumen pay maps for the McMurray Formation are presented within Appendix 3. Discussions of the assumptions and methodology employed to prepare the reserves estimates and future revenue forecasts are also contained in the “Evaluation Methodology” section.

In preparing this report, we relied upon factual information including ownership, technical well data, production, prices, revenues, operating costs, capital costs, contracts, and other relevant data from public sources as well as non-public data supplied by the Company. The extent and character of all factual information supplied by the Company were relied upon by us in preparing this report and has been accepted as represented without independent verification. We have relied upon representations made by the Company as to the completeness and accuracy of the data provided and that no material changes in the performance of the properties has occurred nor is expected to occur, from that which was projected in this report, between the date that the data was obtained for this evaluation and the date of this report, and that no new data has come to light that may result in a material change to the evaluation of the reserves presented in this report. We used all methods and procedures as it considered necessary under the circumstances to prepare the report. Assumptions, data, methods and procedures are appropriate for the purpose served by the report.

The reserves estimates presented in this report were prepared on the basis of an overall evaluation of the reserves of the Company. The reserves estimates for all properties evaluated in the report meet the requirements for reasonable certainty in Rule 4-10(a)(24) of Regulation S-X.

Greenfire Resources Ltd. – Hangingstone Properties	Page 3
Constant Prices and Costs	March 20, 2024

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the effective date of the evaluation and the date of this report were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.
APEGA PERMIT NUMBER: P3145

/s/ Jared W. B. Wynveen, P.Eng.	/s/ Josée C. Arpin, P.Eng.
Jared W. B. Wynveen, P.Eng.	Josée C. Arpin, P.Eng.
March 20, 2024

/s/ David G. Jenkinson, P.Geol.	/s/ Wesley P. Feick, P.Geo.
David G. Jenkinson, P.Geol.	Wesley P. Feick, P.Geo.
March 20, 2024

CERTIFICATE OF QUALIFICATION

I, Jared W. B. Wynveen, Petroleum Engineer of 2000, 525 – 8th Avenue SW, Calgary, Alberta, Canada hereby certify:

1.	That I am an Executive Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Greenfire Resources Ltd., the report entitled “Greenfire Resources Ltd., Hangingstone Properties, Evaluation of Bitumen Reserves, Based on Constant Prices and Costs, As of December 31, 2023”, dated March 20, 2024, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.	That I attended the Queen’s University in the years 2002 to 2006 and that I graduated with a Bachelor of Science degree in Mechanical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.	That I have no direct or indirect interest in the properties or securities of Greenfire Resources Ltd., nor do I expect to receive any direct or indirect interest in the properties or securities of Greenfire Resources Ltd., or any affiliate thereof.

4.	That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 89207

Calgary, Alberta

Dated: March 20, 2024

CERTIFICATE OF QUALIFICATION

I, Josée C. Arpin, Petroleum Engineer of 2000, 525 – 8th Avenue SW, Calgary, Alberta, Canada hereby certify:

1.	That I am a Senior Evaluation Engineer of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Greenfire Resources Ltd., the report entitled “Greenfire Resources Ltd., Hangingstone Properties, Evaluation of Bitumen Reserves, Based on Constant Prices and Costs, As of December 31, 2023”, dated March 20, 2024, and that I was involved in the preparation of this report.

2.	That I attended the University of Calgary in the years 2012 to 2017 and that I graduated with a Bachelor of Science in Oil and Gas Engineering, and that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of six years of experience in oil and gas reservoir studies and evaluations.

3.	That I have no direct or indirect interest in the properties or securities of Greenfire Resources Ltd., nor do I expect to receive any direct or indirect interest in the properties or securities of Greenfire Resources Ltd., or any affiliate thereof.

4.	That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 205608

Calgary, Alberta

Dated: March 20, 2024

CERTIFICATE OF QUALIFICATION

I, David G. Jenkinson, Petroleum Geologist of 2000, 525 – 8th Avenue SW, Alberta, Canada hereby certify:

1.	That I am an Executive Vice President for McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Greenfire Resources Ltd., the report entitled “Greenfire Resources Ltd., Hangingstone Properties, Evaluation of Bitumen Reserves, Based on Constant Prices and Costs, As of December 31, 2023”, dated March 20, 2024, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.	That I attended the University of Saskatchewan in the years 2000 to 2004, graduating with a Bachelor of Science degree in Geology; that I am a registered Professional Geologist with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.	That I have no direct or indirect interest in the properties or securities of Greenfire Resources Ltd., nor do I expect to receive any direct or indirect interest in the properties or securities of Greenfire Resources Ltd., or any affiliate thereof.

4.	That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 81046

Calgary, Alberta

Dated: March 20, 2024

CERTIFICATE OF QUALIFICATION

I, Wesley P. Feick, Petroleum Geologist of 2000, 525 – 8th Avenue SW, Calgary, Alberta, Canada hereby certify:

1.	That I am an Associate for McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Greenfire Resources Ltd., the report entitled “Greenfire Resources Ltd., Hangingstone Properties, Evaluation of Bitumen Reserves, Based on Constant Prices and Costs, As of December 31, 2023”, dated March 20, 2024, and that I was involved in the preparation of this report.

2.	That I attended the University of Alberta in the years 2002 to 2006, graduating with a Bachelor of Science degree in Geology; that I am a registered Professional Geoscientist with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.	That I have no direct or indirect interest in the properties or securities of Greenfire Resources Ltd., nor do I expect to receive any direct or indirect interest in the properties or securities of Greenfire Resources Ltd., or any affiliate thereof.

4.	That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 82556

Calgary, Alberta

Dated: March 20, 2024

GREENFIRE RESOURCES LTD.
HANGINGSTONE PROPERTIES

Evaluation of Bitumen Reserves
Based on Constant Prices and Costs
As of December 31, 2023

Evaluation Methodology

INTRODUCTION

Estimates of the proved bitumen reserves and the associated net present values before and after income taxes attributable to the properties of the Company have been presented in this report as of December 31, 2023. Reserves estimates were prepared for the Hangingstone properties in which the Company was indicated to have an interest in Western Canada based on detailed studies of the reservoir and performance characteristics as well as historical revenues and costs.

The basic information employed in the preparation of this report was obtained from the Company’s files, public sources and from our own non-confidential files. A field inspection of the properties was not conducted in view of the generally accepted reliability of the data sources for Western Canadian properties.

The effective date of this report is December 31, 2023. The reserves estimates presented herein were based upon a number of factors and assumptions, including the operating and economic conditions and development status as of that date except for changes planned for the immediate future or in the process of implementation, commodity prices, future operating and capital costs, availability of future capital, and the assumed effects of regulation by governmental agencies, including with respect to royalty payments, all of which may vary considerably from actual results. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. A brief review of the methodology employed in arriving at the reserves and net present value estimates is presented in this section.

RESERVES ESTIMATES

There are numerous uncertainties inherent in estimating economically recoverable quantities of oil, natural gas liquids (NGLs) and natural gas reserves, including many factors beyond our control. All oil, NGLs and natural gas reserve estimates are uncertain to some degree, and classifications of oil, NGLs and natural gas reserves are only attempts to define the degree of uncertainty involved. For those reasons, estimates of the quantity of oil, NGLs and natural gas economically recoverable from a group of properties and the classification of such oil, NGLs and natural gas reserves, when prepared by different engineers or by the same engineers at different times, may vary substantially. Additionally, estimates with respect to oil, NGLs and natural gas reserves are often based upon volumetric calculations and upon analogy to similar types of reserves, rather than upon actual production history. Oil, NGLs and natural gas reserve estimates based on these methods are generally less reliable than those based on actual production history. Subsequent evaluation of the same reserves based upon production history will result in variations in the estimated reserves and these variations may be material.

Greenfire Resources Ltd. – Hangingstone Properties	Page 2
Constant Prices and Costs	March 20, 2024

Crude Oil

The crude oil reserves estimates presented in this report were based on a review of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the original oil-in-place were based on individual well petrophysical interpretations, geological studies of pool configurations, and in some cases on published estimates. In those cases where indicative oil production decline and/or increasing gas-oil and oil cut trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. Where definitive production information was not yet available, the reserves estimates were usually volumetrically determined using recovery factors based on analogy with similar wells or reservoirs or on estimates of recovery efficiencies. The cumulative production figures were taken from published sources or from records of the Company and estimated for those recent periods where such data were not available.

Natural Gas and Products

The natural gas reserves estimates for non-associated gas and gas cap pools were based on a study of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the initial gas-in-place were based on individual well petrophysical interpretations, geological studies of the pools and areas, and in some cases on published estimates. Material balance estimates of the initial gas-in-place were employed where sufficient information was available for a reliable estimate. The reserves recoverable from the currently producing properties were estimated from studies of production performance characteristics and/or reservoir pressure histories. In those cases where indicative gas production decline and/or increasing oil-gas ratio and water-gas ratio trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. In cases of competitive drainage in multi-well pools the reserves were based on an analysis of the relevant factors relating to the future pool depletion by existing and possible future wells. The recovery factors for the non-producing properties were estimated from a consideration of test rates, reservoir pressures and by analogy with similar wells or reservoirs.

Natural gas reserves estimates for solution gas production from producing crude oil properties were based on an analysis of producing gas-oil ratios and existing sales gas recoveries. Solution gas reserves were assigned to non-producing oil properties where there was a likelihood of those reserves being recovered and sold from existing facilities or facilities that are expected to be available in the near future.

The natural gas products reserves estimates for the producing properties were based on historical and anticipated future recoveries of these products from the natural gas reserves. The natural gas products recoveries from the non-producing natural gas reserves were estimated from gas analyses, well test information and from analogy with similar reservoirs. Natural gas products reserves were only assigned to non-producing properties in those cases where there was a likelihood that the gas production would be processed through existing facilities capable of extracting these products or where such a facility will be available in the near future.

Greenfire Resources Ltd. – Hangingstone Properties	Page 3
Constant Prices and Costs	March 20, 2024

SEC RESERVES DEFINITIONS

The proved reserves and net present values estimates presented in this report were prepared to comply with the United States Securities and Exchange Commission (SEC) reserves definitions.

Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations — prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

a.	The area identified by drilling and limited by fluid contacts, if any, and

b.	Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)	In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)	Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

Greenfire Resources Ltd. – Hangingstone Properties	Page 4
Constant Prices and Costs	March 20, 2024

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

a.	Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

b.	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)	Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)	Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)	Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)	Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

Greenfire Resources Ltd. – Hangingstone Properties	Page 5
Constant Prices and Costs	March 20, 2024

Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

NET PRESENT VALUE ESTIMATES

The net present values of the bitumen reserves were obtained by employing future production and revenue analyses. The future crude oil production was generally predicated on the anticipated performance characteristics of the individual wells and reservoirs in question. The future natural gas production was also predicated on the anticipated performance characteristics of the individual wells and reservoirs in question with an allowance for any gas sales contract or gas processing facility restrictions. In those areas where shut-in natural gas reserves exist, the commencement of production was based on the proximity to a pipeline connection and the relevant factors relating to the future marketing of the reserves. The future production of gas-cap reserves was assumed to occur near the end of the oil producing life. Solution gas production was based on the forecast of the oil producing rates and current and forecast sales gas-oil ratios. The natural gas products production forecasts were based on the anticipated recoveries of these products from the produced natural gas.

The Company’s share of future crude oil revenue was derived by employing the Company’s share of production and the indicated reference crude oil price less the historical quality and transportation price differential for each respective field. The initial benchmark price for Western Canadian Select Heavy Oil was $79.89CAD/bbl, with average realized prices after adjustments for location and quality differentials of $52.73CAD/bbl on a Total Proved basis. The indicated natural gas prices with an adjustment for the heating value of the gas were employed to calculate the Company’s share of future natural gas revenues. The indicated reference natural gas products prices with adjustments to reflect historical price differentials realized by the Company in each respective property were employed to calculate the Company’s share of future natural gas products revenues. The initial benchmark price for AECO Spot was $2.84CAD/MMBtu and the average realized gas price was $3.09CAD/MMBtu on a Total Proved basis. Royalties and mineral taxes payable to the Crown were estimated based on the methods in effect as of December 31, 2023. Freehold and overriding royalties payable to others were estimated based on the indicated applicable rates. In those cases where a proportionate share of the natural gas gathering and processing charges were indicated to be payable by the Crown or royalties owned by others, these charges have been deducted in determining the net royalties payable.

Greenfire Resources Ltd. – Hangingstone Properties	Page 6
Constant Prices and Costs	March 20, 2024

The forecast Before Tax cashflows and Net Present Values include the recently amended Canadian Federal Carbon Tax schedule which increases from $65/ton in 2023 to $170/ton in 2030. In Alberta, an allowance has been included for changes to Technology Innovation and Emissions Reduction (TIER) regulation announced in December 2022.

In all cases, estimates of the applicable capital expenditures and operating costs with no allowance for inflation were deducted in arriving at the Company’s share of future net revenues. An allowance for future abandonment, decommissioning and reclamation (ADR) costs were included in this report. ADR costs related to the proved undeveloped reserves presented in the report have been included. ADR costs include but are not limited to items such as: producing wells, suspended wells, service wells, gathering systems, facilities, and surface land development. These costs and their respective timing have been supplied and represented by the Company and incorporated into this report without review. The ADR costs were included for all Company properties. The net present values were then obtained by employing 5, 8, 10, 12, 15, 20 and 25 percent nominal annual discount rates compounded annually.

The Company’s share of remaining reserves and net present values are presented on a total Company basis in Table 2-1 of Appendix 2.

The information relating to estimated proved reserves of the bitumen reserves contained in this report has been prepared in accordance with Paragraphs 932-235-50-4, 932-235-50-6, 932-235-50-7, 932-235-50-9, 932-235-50-30 and 932-235-50-31 of the Accounting Standards Update 932-235-50, Extractive Industries – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures (January 2010) of the Financial Accounting Standards Board and Rules 4–10(a) (1)–(32) of Regulation S–X and Rules 302(b), 1201, and 1202(a) (1), (2), (3), (4), (5), (8) of Regulation S-K of the Securities and Exchange Commission.

The future net revenues and net present value estimates in this report are presented before and after income taxes at the corporate level. The estimates of future income taxes were based on our understanding of current Canadian Oil and Gas tax calculations; however, income tax experts should be consulted before relying on any of the income tax estimates presented in this report.

Summaries of the Company’s share of remaining reserves together with forecast future revenues, royalties, taxes, operating and capital costs, abandonments, decommissioning and reclamation costs, future net revenue, income taxes and net present values are presented in detailed tabulations for each reserves category in Appendix 2.

APPENDIX 1

Netback Pricing Forecast and Calculations

Greenfire Resources Ltd.

Evaluation of Hangingstone Properties

Based on McDaniel December 2023 SEC Prices and Costs
As of December 31, 2023

McDaniel & Associates Consultants Ltd. Hangingstone Demo Oil Sands Price Forecast Based on 2023YE SEC Pricing Utilizing Historical Product and Transportation Offsets	Table 1 - 1

							Alberta	Alberta Bow River								HARDISTY DELIVERY		AB TIER
Year	U.S./ Canada Exchange	Inflation %/year	WTI Price US$/bbl	Edmonton MSW[1] CDN$/bbl	WCS at Hardisty[2] CDN$/bbl	WCS at Hardisty % of WTI	Bow River Hvy at Hardisty[3] CDN$/bbl	Hvy at Hardisty % of WTI	LLB at Hardisty[4] CDN$/bbl	LLB at Hardisty % of WTI	Edmonton C5+[5] CDN$/bbl	Diluent at Edmonton[5] CDN$/bbl	Diluent at Fieldgate CDN$/bbl	SCO at Edmonton[6] CDN$/bbl	SCO at Edmonton % of WTI	WCS DilBit at Hardisty CDN$/bbl	Netback Bitumen at Fieldgate7 CDN$/bbl	Emissions Cost $/tonne CO2e	Natural Gas at AECO CDN$/MMBtu	Natural Gas at Fieldgate CDN$/MMBtu
2000	0.674		30.31	44.72			34.35	76.4	32.59	72.5	46.25			44.96	100.0				2.96
2001	0.646		25.97	39.60			25.07	62.4	23.46	58.4	42.44			40.31	100.3				5.02
2002	0.637		26.08	39.95			31.65	77.3	30.59	74.7	40.79			41.16	100.5				6.30
2003	0.716		31.04	43.15			32.68	75.4	31.16	71.9	44.19			43.44	100.2				4.07
2004	0.770		41.40	52.54			37.60	69.9	36.80	68.4	54.09			53.20	98.9				6.66
2005	0.826		56.56	68.72			44.83	65.5	42.79	62.5	69.63			70.58	103.1				6.87
2006	0.880		66.22	72.77			51.55	68.5	50.30	66.8	75.06			73.16	97.2				8.58
2007	0.935		72.30	76.35			53.25	68.9	51.47	66.6	77.36			79.05	102.2				7.16
2008	0.943		99.60	102.20	82.95	78.5	84.30	79.8	82.30	77.9	104.75			106.92	101.2				6.65
2009	0.880		61.80	65.90	58.70	83.6	60.30	85.9	58.35	83.1	68.15			69.15	98.5				8.15
2010	0.971		79.50	77.50	67.25	82.1	68.50	83.7	66.95	81.8	84.25			81.00	98.9				4.20
2011	1.012		95.10	95.00	77.10	82.0	78.55	83.6	76.80	81.7	104.20			102.35	108.9				4.15
2012	1.000		94.20	86.10	73.20	77.7	74.35	78.9	73.05	77.5	100.80			92.50	98.2				3.70
2013	0.971		97.95	93.05	75.25	74.6	76.55	75.9	75.50	74.8	104.65			100.10	99.2				2.45
2014	0.906		93.00	93.50	79.10	77.1	80.40	78.3	78.50	76.5	102.40			101.50	98.9				3.20
2015	0.780		48.80	57.75	44.80	71.6	46.10	73.7	44.45	71.0	60.30			62.50	99.9				4.40
2016	0.760		43.30	53.85	39.00	68.5	40.30	70.7	39.60	69.5	56.20			58.10	102.0				2.80
2017	0.770		50.90	62.85	50.70	76.7	52.00	78.7	49.20	74.4	66.85			67.94	102.8				2.10
2018	0.770		64.95	69.65	49.95	59.2	51.25	60.8	49.10	58.2	79.20			75.75	89.8				2.40
2019	0.755		57.00	69.00	58.70	77.8	60.00	79.5	57.50	76.2	70.30			75.20	99.6				1.55
2020	0.745		39.25	45.00	35.40	67.2	36.50	69.3	35.60	67.6	49.15			48.15	91.4				1.60
2021	0.800		68.00	80.35	68.85	81.0	69.40	81.6	69.10	81.3	85.50			83.20	97.9				2.25
2022	0.770		94.80	120.75	99.10	80.5	99.25	80.6	99.30	80.7	123.00			129.10	104.9				3.55
2023	0.740		77.55	100.40	79.60	76.0	79.80	76.1	79.84	76.2	103.40			109.28	104.3				5.55

2024	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	80.00	2.84	3.09
2025	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	95.00	2.84	3.09
2026	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	110.00	2.84	3.09
2027	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	125.00	2.84	3.09
2028	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	140.00	2.84	3.09
2029	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	155.00	2.84	3.09
2030	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2031	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2032	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2033	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2034	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2035	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2036	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2037	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2038	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2039	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2040	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2041	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2042	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2043	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2044	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2045	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2046	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2047	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09
2048	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	51.40	170.00	2.84	3.09

Thereafter	0.741	0.0	+0.0%/yr	+0.0%/yr	+0.0%/yr	75.6	+0.0%/yr	76.1	+0.0%/yr	75.2	+0.0%/yr	+0.0%/yr	+0.0%/yr	+0.0%/yr	101.8	+0.0%/yr	+0.0%/yr	+0.0%/yr	+0.0%/yr	+0.0%/yr

NOTES:

1	40 degree API, 0.5 wt% sulphur
2	WCS at Hardisty with density of 928.7 kg/m3, API of 20.7° and sulphur of 3.52 wt% as per 5 year average crude assay, www.crudemonitor.ca
3	BRN at Hardisty with density of 923.2kg/m3, API of 21.7° and sulphur of 2.77 wt% as per 5 year average crude assay, www.crudemonitor.ca
4	LLB at Hardisty with density of 928.2 kg/m3, API of 20.8° and sulphur of 3.53 wt% as per 5 year average crude assay, www.crudemonitor.ca
5	Edmonton C5+ price is based EPL segregated condensate price (725 kg/m3 and 0.2 wt% sulphur) and historical average premium to Edmonton MSW. Diluent price includes a premium to the posted price and has been adjusted for naphtha-quality diluent of 720 kg/m3
6	Sweet Synthetic Crude Oil at Edmonton
7	Blend ratio of diluent to bitumen assumed to be 0.31 bbl : 0.69 bbl based on bitumen assay

Greenfire HS Demo Model - YE2023 SEC.xlsm	2024-02-14

McDaniel & Associates Consultants Ltd. Hangingstone Expansion Oil Sands Price Forecast Based on 2023YE SEC Pricing Utilizing Historical Product and Transportation Offsets	Table 1 - 2

							Alberta	Alberta								HARDISTY DELIVERY		AB TIER
Year	U.S./ Canada Exchange	Inflation %/year	WTI Price US$/bbl	Edmonton MSW[1] CDN$/bbl	WCS at Hardisty[2] CDN$/bbl	WCS at Hardisty % of WTI	Bow River Hvy at Hardisty[3] CDN$/bbl	Bow River Hvy at Hardisty % of WTI	LLB at Hardisty[4] CDN$/bbl	LLB at Hardisty % of WTI	Edmonton C5+[5] CDN$/bbl	Diluent at Edmonton[5] CDN$/bbl	Diluent at Fieldgate CDN$/bbl	SCO at Edmonton[6] CDN$/bbl	SCO at Edmonton % of WTI	WCS DilBit at Hardisty CDN$/bbl	Netback Bitumen at Fieldgate7 CDN$/bbl	Emissions Cost $/tonne CO2e	Natural Gas at AECO CDN$/MMBtu	Natural Gas at Fieldgate CDN$/MMBtu
2000	0.674		30.31	44.72			34.35	76.4	32.59	72.5	46.25			44.96	100.0				2.96
2001	0.646		25.97	39.60			25.07	62.4	23.46	58.4	42.44			40.31	100.3				5.02
2002	0.637		26.08	39.95			31.65	77.3	30.59	74.7	40.79			41.16	100.5				6.30
2003	0.716		31.04	43.15			32.68	75.4	31.16	71.9	44.19			43.44	100.2				4.07
2004	0.770		41.40	52.54			37.60	69.9	36.80	68.4	54.09			53.20	98.9				6.66
2005	0.826		56.56	68.72			44.83	65.5	42.79	62.5	69.63			70.58	103.1				6.87
2006	0.880		66.22	72.77			51.55	68.5	50.30	66.8	75.06			73.16	97.2				8.58
2007	0.935		72.30	76.35			53.25	68.9	51.47	66.6	77.36			79.05	102.2				7.16
2008	0.943		99.60	102.20	82.95	78.5	84.30	79.8	82.30	77.9	104.75			106.92	101.2				6.65
2009	0.880		61.80	65.90	58.70	83.6	60.30	85.9	58.35	83.1	68.15			69.15	98.5				8.15
2010	0.971		79.50	77.50	67.25	82.1	68.50	83.7	66.95	81.8	84.25			81.00	98.9				4.20
2011	1.012		95.10	95.00	77.10	82.0	78.55	83.6	76.80	81.7	104.20			102.35	108.9				4.15
2012	1.000		94.20	86.10	73.20	77.7	74.35	78.9	73.05	77.5	100.80			92.50	98.2				3.70
2013	0.971		97.95	93.05	75.25	74.6	76.55	75.9	75.50	74.8	104.65			100.10	99.2				2.45
2014	0.906		93.00	93.50	79.10	77.1	80.40	78.3	78.50	76.5	102.40			101.50	98.9				3.20
2015	0.780		48.80	57.75	44.80	71.6	46.10	73.7	44.45	71.0	60.30			62.50	99.9				4.40
2016	0.760		43.30	53.85	39.00	68.5	40.30	70.7	39.60	69.5	56.20			58.10	102.0				2.80
2017	0.770		50.90	62.85	50.70	76.7	52.00	78.7	49.20	74.4	66.85			67.94	102.8				2.10
2018	0.770		64.95	69.65	49.95	59.2	51.25	60.8	49.10	58.2	79.20			75.75	89.8				2.40
2019	0.755		57.00	69.00	58.70	77.8	60.00	79.5	57.50	76.2	70.30			75.20	99.6				1.55
2020	0.745		39.25	45.00	35.40	67.2	36.50	69.3	35.60	67.6	49.15			48.15	91.4				1.60
2021	0.800		68.00	80.35	68.85	81.0	69.40	81.6	69.10	81.3	85.50			83.20	97.9				2.25
2022	0.770		94.80	120.75	99.10	80.5	99.25	80.6	99.30	80.7	123.00			129.10	104.9				3.55
2023	0.740		77.55	100.40	79.60	76.0	79.80	76.1	79.84	76.2	103.40			109.28	104.3				5.55

2024	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	80.00	2.84	3.09
2025	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	95.00	2.84	3.09
2026	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	110.00	2.84	3.09
2027	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	125.00	2.84	3.09
2028	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	140.00	2.84	3.09
2029	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	155.00	2.84	3.09
2030	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2031	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2032	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2033	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2034	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2035	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2036	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2037	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2038	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2039	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2040	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2041	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2042	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2043	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2044	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2045	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2046	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2047	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09
2048	0.741	0.0	78.21	100.49	79.89	75.6	80.39	76.1	79.39	75.2	104.16	108.16	112.16	107.49	101.8	76.89	53.08	170.00	2.84	3.09

Thereafter	0.741	0.0	+0.0%/yr	+0.0%/yr	+0.0%/yr	75.6	+0.0%/yr	76.1	+0.0%/yr	75.2	+0.0%/yr	+0.0%/yr	+0.0%/yr	+0.0%/yr	101.8	+0.0%/yr	+0.0%/yr	+0.0%/yr	+0.0%/yr	+0.0%/yr

NOTES:

1	40 degree API, 0.5 wt% sulphur
2	WCS at Hardisty with density of 928.7 kg/m3, API of 20.7° and sulphur of 3.52 wt% as per 5 year average crude assay, www.crudemonitor.ca
3	BRN at Hardisty with density of 923.2kg/m3, API of 21.7° and sulphur of 2.77 wt% as per 5 year average crude assay, www.crudemonitor.ca
4	LLB at Hardisty with density of 928.2 kg/m3, API of 20.8° and sulphur of 3.53 wt% as per 5 year average crude assay, www.crudemonitor.ca
5	Edmonton C5+ price is based EPL segregated condensate price (725 kg/m3 and 0.2 wt% sulphur) and historical average premium to Edmonton MSW. Diluent price includes a premium to the posted price and has been adjusted for naphtha-quality diluent of 720 kg/m3
6	Sweet Synthetic Crude Oil at Edmonton
7	Blend ratio of diluent to bitumen assumed to be 0.31 bbl : 0.69 bbl based on bitumen assay

Greenfire HS Expansion Model - YE2023 SEC.xlsm	2024-02-14

APPENDIX 2

Reserves Detail – Corporate Consolidation

Greenfire Resources Ltd.

Evaluation of Hangingstone Properties

Based on McDaniel December 2023 SEC Prices and Costs
As of December 31, 2023

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Summary of Reserves and Net Present Values SEC Prices as of December 31, 2023	Table 2 - 1

Hangingstone Consolidated - MCM EX

Reserves - Dilbit Pricing, Natural Gas as Fuel

Summary of volumes

	Bitumen Sales
Classification and Product	Gross[1] Mbbl	RI2 Mbbl	Net[3] Mbbl
Proved Developed Producing - Bitumen	30,886	-	27,598
Proved Undeveloped - Bitumen	152,396	-	124,981
Total Proved - Bitumen	183,282	-	152,579

Summary of Net Present Values Before Income Taxes

	Cdn $MM Dollars
Classification and Product	0.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%	25.0%
Proved Developed Producing - Bitumen	854	795	755	728	703	668	617	573
Proved Undeveloped - Bitumen	3,239	1,787	1,314	1,090	917	722	509	374
Total Proved - Bitumen	4,093	2,582	2,068	1,819	1,620	1,391	1,125	947
Probable - Bitumen
Total Proved + Probable - Bitumen

Summary of Net Present Values After Income Taxes

	Cdn $MM Dollars
Classification and Product	0.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%	25.0%
Proved Developed Producing - Bitumen	854	795	755	728	703	668	617	573
Proved Undeveloped - Bitumen	2,465	1,391	1,033	863	731	581	414	308
Total Proved – Bitumen	3,320	2,185	1,788	1,592	1,434	1,249	1,031	880

Summary of Net Present Values Before Income Taxes - Per Unit Basis

	Cdn $/bbl of Produced Bitumen
Classification and Product	0.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%	25.0%
Proved Developed Producing - Bitumen	27.66	25.73	24.43	23.58	22.77	21.64	19.96	18.54
Proved Undeveloped - Bitumen	21.25	11.73	8.62	7.15	6.02	4.74	3.34	2.45
Total Proved - Bitumen	22.33	14.09	11.29	9.92	8.84	7.59	6.14	5.16

Summary of Net Present Values After Income Taxes - Per Unit Basis

	Cdn $/bbl of Produced Bitumen
Classification and Product	0.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%	25.0%
Proved Developed Producing - Bitumen	27.66	25.73	24.43	23.58	22.77	21.64	19.96	18.54
Proved Undeveloped - Bitumen	16.18	9.12	6.78	5.67	4.79	3.81	2.72	2.02
Total Proved - Bitumen	18.11	11.92	9.75	8.68	7.82	6.82	5.62	4.80

1	Gross volumes include working interest volumes before royalty deductions
2	Royalty interest volumes
3	Net volumes are defined as gross volumes, less royalty deductions payable

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Summary of Reserves, Resources and Net Present Value SEC Prices as of December 31, 2023 Remaining Reserves and Resources Hangingstone Consolidated - MCM EX	Table 2 - 2

	Light and Medium Oil		Heavy Oil		Bitumen		Natural Gas		Natural Gas Liquids		Sulphur
Classification	Gross (Mbbl)	Net (Mbbl)	Gross (Mbbl)	Net (Mbbl)	Gross (Mbbl)	Net (Mbbl)	Gross (MMcf)	Net (MMcf)	Gross (MMcf)	Net (MMcf)	Gross (Mlt)	Net (Mlt)
Proved Developed Producing	-	-	-	-	30,886	27,598	-	-	-	-	-	-
Proved Developed Non- Producing	-	-	-	-	-	-	-	-	-	-	-	-
Proved Undeveloped	-	-	-	-	152,396	124,981	-	-	-	-	-	-
Total Proved	-	-	-	-	183,282	152,579	-	-	-	-	-	-

Net Present Values of Future Net Revenue

	Before Income Tax Discounted at (%/year)					After Income Tax Discounted at (%/year)
	@0%	@5%	@10%	@15%	@20%	@0%	@5%	@10%	@15%	@20%
Classification	(MM$)	(MM$)	(MM$)	(MM$)	(MM$)	(MM$)	(MM$)	(MM$)	(MM$)	(MM$)
Proved Developed Producing	854	795	728	668	617	854	795	728	668	617
Proved Developed Non- Producing	-	-	-	-	-	-	-	-	-	-
Proved Undeveloped	3,239	1,787	1,090	722	509	2,465	1,391	863	581	414
Total Proved	4,093	2,582	1,819	1,391	1,125	3,320	2,185	1,592	1,249	1,031

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Undiscounted Future Net Revenue SEC Prices as of December 31, 2023 Total Reserves and Resources Hangingstone Consolidated - MCM EX	Table 2 - 3

	Sales		Operating	Total Development	Well Abandonment	Future Net Revenue	Income	Future Net Revenue
	Revenue[1]	Royalties[2]	Costs	Costs	Costs	Before Tax	Taxes	After Tax
Classification	M$	M$	M$	M$	M$	M$	M$	M$
Total Proved	9,695,836	1,623,878	2,771,181	1,095,997	111,619	4,093,162	773,627	3,319,535

1	Sales Revenue includes all non-producing income.
2	Royalties includes any net profits interests paid.

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Oil & Gas Reserves and Resources and Net Present Values by Production Group SEC Prices as of December 31, 2023 Total Reserves and Resources	Table 2 - 4

									Net Present Value of Future Net Revenue			Unit	BOEs[3]
	Oil		Gas[1]		NGL		Bitumen		Before Income Taxes[4]			Values[2]	(Value
Group by Category	Gross (Mbbl)	Net (Mbbl)	Gross (MMcf)	Net (MMcf)	Gross (Mbbl)	Net (Mbbl)	Gross (Mbbl)	Net (Mbbl)	5% MM$	10% MM$	15% MM$	$/bbl $/Mcf	Conversion) (Mbbl)
Light and Medium Oil (Including Associated Gas and Byproducts)
Proved Developed Producing	-	-	-	-	-	-	-	-	-	-	-	-	-
Proved Developed Non- Producing	-	-	-	-	-	-	-	-	-	-	-	-	-
Proved Undeveloped	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Proved	-	-	-	-	-	-	-	-	-	-	-	-	-

Heavy Oil & Bitumen (Including Associated Gas and Byproducts)
Proved Developed Producing	-	-	-	-	-	-	30,886	27,598	795	728	668	26.39	N/A
Proved Developed Non- Producing	-	-	-	-	-	-	-	-	-	-	-	-	-
Proved Undeveloped	-	-	-	-	-	-	152,396	124,981	1,787	1,090	722	8.72	N/A
Total Proved	-	-	-	-	-	-	183,282	152,579	2,582	1,819	1,391	11.92	N/A

Non-Associated Gas (Including Byproducts)
Proved Developed Producing	-	-	-	-	-	-	-	-	-	-	-	-	-
Proved Developed Non- Producing	-	-	-	-	-	-	-	-	-	-	-	-	-
Proved Undeveloped	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Proved	-	-	-	-	-	-	-	-	-	-	-	-	-

1	Gas reserves/resources included in Light, Medium and Heavy Oil are Solution Gas reserves only.
2	Unit values are calcuated using the 10% discount rate divided by the Major Product Type net reserves/resources for each group.
3	BOEs are calculated by dividing the unit values of Light and Medium Oil reserves/resources by the unit values of the other major product type reserves/resources for each classification. This results in BOEs calculated on a value basis.
4	Processing income included where applicable.

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Future Capital and Abandonment Costs SEC Prices as of December 31, 2023	Table 2 - 5

Hangingstone Consolidated - MCM EX

	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	Remaining	Total
Capital Cost Forecast (M$)
Total Proved
Undiscounted	85,177	105,850	52,275	30,975	39,225	44,715	46,255	35,995	51,505	42,380	41,390	52,130	51,140	44,630	51,140	321,215	1,095,997
Discounted @10%	81,213	91,749	41,192	22,189	25,544	26,472	24,895	17,611	22,909	17,137	15,215	17,421	15,536	12,326	12,840	55,647	499,898
Low Estimate Resouces
Undiscounted	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Discounted @10%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Best Estimate Resources
Undiscounted	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Discounted @10%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Abandonment Cost Forecast (M$)
Total Proved
Undiscounted	-	-	-	572	-	-	-	466	1,659	5,042	1,788	2,789	3,373	680	2,601	92,649	111,619
Discounted @10%	-	-	-	410	-	-	-	228	738	2,039	657	932	1,025	188	653	3,809	10,679
Low Estimate Resouces
Undiscounted	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Discounted @10%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Best Estimate Resources
Undiscounted	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Discounted @10%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Reconciliation of Reserves - Before Royalties SEC Prices as of December 31, 2023 Hangingstone Consolidated - MCM EX	Table 2 - 6

					MOVEMENT
		Opening Balance	Revisions	MOVEMENT FROM PA	FROM UNDEV	MOVEMENT FROM NP	Economic Factors	Extensions	Production	Closing Balance
Project	Classification	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)
Hangingstone Area	Proved Developed Producing - Bitumen	35,360	(1,986)	-	3,951	-	-	-	(6,438.2)	30,886
	Proved Non- Producing Reserves - Bitumen	-	-	-	-	-	-	-	-	-
	Proved Undeveloped Reserves - Bitumen	148,007	1,543	-	(3,951)	-	-	6,797	-	152,396
	Total Proved Reserves - Bitumen	183,367	(444)	-	-	-	-	6,797	(6,438.2)	183,282

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Reconciliation of Reserves - After Royalties SEC Prices as of December 31, 2023 Hangingstone Consolidated - MCM EX	Table 2 - 7

					MOVEMENT
		Opening Balance	Revisions	MOVEMENT FROM PA	FROM UNDEV	MOVEMENT FROM NP	Economic Factors	Extensions	Production	Closing Balance
Project	Classification	(MBbl)	(MBbl)	(MBbl)	(MBbl)	(MBbl)	(MBbl)	(MBbl)	(MBbl)	(MBbl)
Hangingstone Area	Proved Developed Producing - Bitumen	30,440	(430)	-	3,087	-	713	-	(6,212.3)	27,598
	Proved Non- Producing Reserves - Bitumen	-	-	-	-	-	-	-	-	-
	Proved Undeveloped Reserves - Bitumen	115,773	(1,547)	-	(3,087)	-	8,545	5,297	-	124,981
	Total Proved Reserves - Bitumen	146,212	(1,976)	-	-	-	9,258	5,297	(6,212.3)	152,579

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Forecast of Company Share Production and Revenues SEC Prices as of December 31, 2023 Proved Developed Producing Hangingstone Consolidated - MCM EX	Table 2 - 8

Reserves - Dilbit Pricing, Natural Gas as Fuel

NOTE: ALL VALUES SHOWN AS COMPANY-SHARE

Year	Co. Share Prod. Well Count	Daily Bitumen Prod. Bopd	Annual Bitumen Prod. Mbbl	Bitumen Price $/bbl	Annual Bitumen Sales $M	Annual Steam Req. Mbbl	ISOR frac.	Cumulative SOR frac.	Total Royalties $M	Total Royalties % of Rev.	AB TIER Emissions Cost $M	Fuel Gas Costs $M	NCG Injection Costs $M	Facilities Fixed Costs $M	Processing Variable Opex $M	Total Operating Costs $M	Total Operating Costs $/bbl	Total Capital Costs $M	Aband Costs $M	Net Revenue Before Tax $M	Cumulative Net Revenue Before Tax $M	NPV B.T. at 5.0% $M	NPV B.T. at 8.0% $M	NPV B.T. at 10.0% $M	NPV B.T. at 12.0% $M	NPV B.T. at 15.0% $M	Income Tax Payable $M	Net Revenue After Tax $M	Cumulative Net Revenue After Tax $M	NPV A.T. at 5.0% $M	NPV A.T. at 8.0% $M	NPV A.T. at 10.0% $M	NPV A.T. at 12.0% $M	NPV A.T. at 15.0% $M
2024	45	21,288	7,770	52.75	409,877	25,520	3.28	3.28	29,635	7.2	34	28,809	2,978	55,590	23,344	110,755	14.25	6,071	-	263,416	263,416	257,068	253,472	251,157	248,905	245,637	-	263,416	263,416	257,068	253,472	251,157	248,905	245,637
2025	43	17,181	6,271	52.70	330,474	21,364	3.41	3.34	31,576	9.6	2,374	24,131	2,978	38,191	19,449	87,124	13.89	4,884	-	206,890	470,306	192,289	184,333	179,329	174,547	167,762	-	206,890	470,306	192,289	184,333	179,329	174,547	167,762
2026	43	12,986	4,740	52.63	249,492	17,151	3.62	3.41	27,836	11.2	3,713	19,419	2,978	29,425	15,267	70,802	14.94	3,516	-	147,338	617,644	130,419	121,550	116,100	110,987	103,889	-	147,338	617,644	130,419	121,550	116,100	110,987	103,889
2027	43	9,857	3,598	52.55	189,085	13,842	3.85	3.48	22,342	11.8	4,539	15,714	2,978	22,860	12,122	58,213	16.18	2,638	572	105,319	722,964	88,786	80,450	75,446	70,835	64,575	-	105,319	722,964	88,786	80,450	75,446	70,835	64,575
2028	43	7,455	2,721	52.47	142,763	11,050	4.06	3.54	17,910	12.5	4,871	12,576	2,978	17,720	9,607	47,752	17.55	2,080	-	75,021	797,985	60,233	53,061	48,856	45,051	39,998	-	75,021	797,985	60,233	53,061	48,856	45,051	39,998
2029	43	5,576	2,035	52.42	106,684	8,735	4.29	3.60	13,756	12.9	5,123	9,957	2,978	13,448	7,382	38,887	19.11	1,564	-	52,477	850,462	40,126	34,367	31,068	28,136	24,329	-	52,477	850,462	40,126	34,367	31,068	28,136	24,329
2030	41	4,012	1,464	52.35	76,665	6,618	4.52	3.65	10,178	13.3	4,602	7,561	2,978	9,841	5,480	30,461	20.80	1,089	-	34,937	885,399	25,442	21,185	18,803	16,725	14,085	-	34,937	885,399	25,442	21,185	18,803	16,725	14,085
2031	28	2,518	919	52.17	47,958	4,353	4.74	3.68	7,028	14.7	2,525	5,001	2,978	6,478	3,745	20,728	22.55	628	-	19,575	904,973	13,576	10,991	9,578	8,367	6,862	-	19,575	904,973	13,576	10,991	9,578	8,367	6,862
2032	23	1,664	607	52.15	31,680	3,108	5.12	3.71	4,556	14.4	1,856	3,574	1,782	4,304	2,498	14,015	23.07	429	572	12,108	917,081	7,997	6,294	5,385	4,621	3,691	-	12,108	917,081	7,997	6,294	5,385	4,621	3,691
2033	14	1,037	378	51.82	19,609	2,078	5.49	3.73	3,287	16.8	745	2,412	1,184	2,909	1,788	9,037	23.88	245	3,718	3,322	920,403	2,090	1,599	1,343	1,132	881	-	3,322	920,403	2,090	1,599	1,343	1,132	881
2034	6	497	181	51.40	9,317	1,138	6.28	3.75	1,743	18.7	-	1,336	586	1,532	997	4,451	24.55	114	1,573	1,436	921,840	861	640	528	437	331	-	1,436	921,840	861	640	528	437	331
2035	6	422	154	51.40	7,923	976	6.33	3.76	1,447	18.3	-	1,146	586	1,302	848	3,882	25.19	98	2,360	137	921,977	78	57	46	37	28	-	137	921,977	78	57	46	37	28
2036	2	70	25	51.40	1,308	134	5.25	3.76	184	14.1	-	157	293	215	140	805	31.63	-	2,360	(2,041)	919,936	(1,109)	(780)	(620)	(495)	(356)	-	(2,041)	919,936	(1,109)	(780)	(620)	(495)	(356)
2037	2	56	20	51.40	1,046	110	5.40	3.76	125	11.9	-	129	293	172	112	706	34.69	-	-	215	920,151	111	76	59	47	33	-	215	920,151	111	76	59	47	33
2038	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	1,144	(1,144)	919,007	(564)	(375)	(287)	(221)	(151)	-	(1,144)	919,007	(564)	(375)	(287)	(221)	(151)
2039	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	919,007	-	-	-	-	-	-	-	919,007	-	-	-	-	-
2040	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	572	(572)	918,435	(256)	(161)	(119)	(88)	(57)	-	(572)	918,435	(256)	(161)	(119)	(88)	(57)
2041	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	918,435	-	-	-	-	-	-	-	918,435	-	-	-	-	-
2042	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	918,435	-	-	-	-	-	-	-	918,435	-	-	-	-	-
2043	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	29,700	(29,700)	888,735	(11,470)	(6,622)	(4,630)	(3,258)	(1,946)	-	(29,700)	888,735	(11,470)	(6,622)	(4,630)	(3,258)	(1,946)
2044	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	888,735	-	-	-	-	-	-	-	888,735	-	-	-	-	-
2045	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	888,735	-	-	-	-	-	-	-	888,735	-	-	-	-	-
2046	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	888,735	-	-	-	-	-	-	-	888,735	-	-	-	-	-
2047	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	34,300	(34,300)	854,435	(10,898)	(5,621)	(3,652)	(2,392)	(1,285)	-	(34,300)	854,435	(10,898)	(5,621)	(3,652)	(2,392)	(1,285)
2048	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2049	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2050	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2051	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2052	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2053	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2054	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2055	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2056	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2057	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2058	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2059	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2060	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2061	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2062	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2063	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2064	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2065	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2066	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2067	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2068	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2069	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2070	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2071	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2072	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
2073	-	-	-	51.40	-	-	-	3.76	-	-	-	-	-	-	-	-	-	-	-	-	854,435	-	-	-	-	-	-	-	854,435	-	-	-	-	-
TOTALS			30,886	52.58	1,623,880	116,177		3.76	171,604	10.6	30,382	131,920	28,551	203,985	102,778	497,616	16.11	23,355	76,870	854,435		794,781	754,517	728,390	703,371	668,306	-	854,435		794,781	754,517	728,390	703,371	668,306

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Forecast of Volumes and Capital Costs SEC Prices as of December 31, 2023 Proved Developed Producing Hangingstone Consolidated - MCM EX	Table 2 - 9

		VOLUMES FORECAST GROSS LEASE BASIS			CAPITAL COSTS GROSS LEASE BASIS										CAPITAL COSTS CO. SHARE BASIS
Year	Project Year	Producing McM SAGD Pairs #	McM Production Rate bopd	Project Capacity Calendar Day bopd	Drilled Delineation Wells #	Drilled SAGD Pairs #	Drilled Infill Wells #	Delineation Wells $M 2023	SAGD Pairs $M 2023	Infill Wells $M 2023	SAGD Facilities $M 2023	Maintenance Costs $M 2023	Total $M 2023	Total $M Current	Total $M 2023	Total $M Current
2024	1	53	27,000	30,000	-	-	-	-	-	-	-	7,869	7,869	7,869	6,071	6,071
2025	2	51	21,612	21,612	-	-	-	-	-	-	-	6,314	6,314	6,314	4,884	4,884
2026	3	51	16,169	16,169	-	-	-	-	-	-	-	4,505	4,505	4,505	3,516	3,516
2027	4	51	12,116	12,116	-	-	-	-	-	-	-	3,347	3,347	3,347	2,638	2,638
2028	5	51	9,033	9,033	-	-	-	-	-	-	-	2,621	2,621	2,621	2,080	2,080
2029	6	51	6,700	6,700	-	-	-	-	-	-	-	1,956	1,956	1,956	1,564	1,564
2030	7	49	4,770	4,770	-	-	-	-	-	-	-	1,345	1,345	1,345	1,089	1,089
2031	8	33	2,904	2,904	-	-	-	-	-	-	-	751	751	751	628	628
2032	9	27	1,912	1,912	-	-	-	-	-	-	-	509	509	509	429	429
2033	10	16	1,123	1,123	-	-	-	-	-	-	-	272	272	272	245	245
2034	11	6	497	497	-	-	-	-	-	-	-	114	114	114	114	114
2035	12	6	422	422	-	-	-	-	-	-	-	98	98	98	98	98
2036	13	2	70	70	-	-	-	-	-	-	-	-	-	-	-	-
2037	14	2	56	56	-	-	-	-	-	-	-	-	-	-	-	-
2038	15	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2039	16	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2040	17	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2041	18	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2042	19	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2043	20	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2044	21	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2045	22	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2046	23	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2047	24	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2048	25	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2049	26	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2050	27	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2051	28	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2052	29	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2053	30	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2054	31	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2055	32	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2056	33	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2057	34	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2058	35	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2059	36	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2060	37	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2061	38	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2062	39	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2063	40	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2064	41	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2065	42	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2066	43	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2067	44	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2068	45	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2069	46	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2070	47	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2071	48	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2072	49	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2073	50	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total					-	-	-	-	-	-	-	29,700	29,700	29,700	23,355	23,355

Delineation Well Cost:	$425,000	(2023 Dollars)
Individual Well Pair Cost (incl. Pads & Gathering System):	$7,650,000	(2023 Dollars)
Initial Project Cost, expressed as $/bbl of daily bitumen capacity:	$-	(2023 Dollars)
Total Project Cost, expressed as $/bbl of daily bitumen capacity:	$990	(2023 Dollars)
Total Project Cost, expressed as $/bbl of recoverable bitumen:	$0.96	(2023 Dollars)

Capital costs associated with transportation pipelines are not included.

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Forecast of Company Share Production and Revenues SEC Prices as of December 31, 2023 Proved Undeveloped Reserves Hangingstone Consolidated - MCM EX	Table 2 - 10

NOTE: ALL VALUES SHOWN AS COMPANY-SHARE

Reserves - Dilbit Pricing, Natural Gas as Fuel

Year	Co. Share Prod. Well Count	Daily Bitumen Prod. Bopd	Annual Bitumen Prod. Mbbl	Bitumen Price $/bbl	Annual Bitumen Sales $M	Annual Steam Req. Mbbl	ISOR frac.	Cumulative SOR frac.	Total Royalties $M	Total Royalties % of Rev.	AB TIER Emissions Cost $M	Fuel Gas Costs $M	NCG Injection Costs $M	Facilities Fixed Costs $M	Processing Variable Opex $M	Total Operating Costs $M	Total Operating Costs $/bbl	Total Capital Costs $M	Aband Costs $M	Net Revenue Before Tax $M	Cumulative Net Revenue Before Tax $M	NPV B.T. at 5.0% $M	NPV B.T. at 8.0% $M	NPV B.T. at 10.0% $M	NPV B.T. at 12.0% $M	NPV B.T. at 15.0% $M	Income Tax Payable $M	Net Revenue After Tax $M	Cumulative Net Revenue After Tax $M	NPV A.T. at 5.0% $M	NPV A.T. at 8.0% $M	NPV A.T. at 10.0% $M	NPV A.T. at 12.0% $M	NPV A.T. at 15.0% $M
2024	6	1,939	708	52.46	37,120	2,199	3.11	3.11	2,684	7.2	(34)	2,539	-	7,519	2,513	12,537	17.72	79,106	-	(57,206)	(57,206)	(55,828)	(55,047)	(54,544)	(54,055)	(53,345)	-	(57,206)	(57,206)	(55,828)	(55,047)	(54,544)	(54,055)	(53,345)
2025	22	7,254	2,648	52.46	138,905	6,729	2.54	2.66	3,319	2.4	(2,374)	7,725	-	24,917	9,364	39,632	14.97	100,966	-	(5,013)	(62,219)	(4,659)	(4,466)	(4,345)	(4,229)	(4,065)	-	(5,013)	(62,219)	(4,659)	(4,466)	(4,345)	(4,229)	(4,065)
2026	33	13,520	4,935	52.52	259,197	14,883	3.02	2.87	22,202	8.6	(3,713)	16,928	-	33,684	16,916	63,816	12.93	48,759	-	124,420	62,201	110,133	102,643	98,041	93,723	87,729	-	124,420	62,201	110,133	102,643	98,041	93,723	87,729
2027	35	16,561	6,045	52.58	317,822	18,732	3.10	2.97	38,032	12.0	1,155	21,239	-	40,249	20,097	82,740	13.69	28,337	-	168,713	230,913	142,228	128,874	120,858	113,471	103,444	-	168,713	230,913	142,228	128,874	120,858	113,471	103,444
2028	38	16,108	5,879	52.66	309,628	19,916	3.39	3.09	32,776	10.6	6,343	22,502	-	45,388	18,612	92,844	15.79	37,145	-	146,862	377,776	117,912	103,873	95,641	88,192	78,302	24,778	122,084	352,998	98,018	86,348	79,505	73,312	65,091
2029	40	16,224	5,922	52.76	312,459	20,624	3.48	3.18	31,440	10.1	11,003	23,229	-	41,193	17,661	93,086	15.72	43,151	-	144,782	522,558	110,707	94,817	85,715	77,628	67,124	45,301	99,482	452,479	76,068	65,150	58,896	53,339	46,122
2030	41	17,190	6,274	52.85	331,599	21,614	3.44	3.23	30,719	9.3	15,279	24,283	-	41,169	17,707	98,437	15.69	45,166	-	157,277	679,836	114,534	95,370	84,647	75,292	63,406	44,685	112,592	565,071	81,993	68,274	60,598	53,900	45,391
2031	43	18,559	6,774	52.93	358,519	22,404	3.31	3.24	30,523	8.5	14,121	25,122	-	41,349	18,164	98,756	14.58	35,367	466	193,407	873,242	134,138	108,591	94,630	82,668	67,801	42,851	150,555	715,626	104,418	84,531	73,663	64,352	52,779
2032	46	18,473	6,743	52.96	357,087	22,219	3.30	3.25	29,230	8.2	14,353	24,884	1,196	40,996	17,660	99,090	14.70	51,076	1,087	176,604	1,049,846	116,652	91,812	78,553	67,398	53,836	33,337	143,267	858,894	94,632	74,481	63,725	54,676	43,673
2033	52	18,854	6,882	52.99	364,699	22,762	3.31	3.26	45,459	12.5	16,289	25,445	1,794	40,831	17,583	101,942	14.81	42,135	1,324	173,839	1,223,685	109,357	83,680	70,294	59,235	46,080	32,511	141,328	1,000,221	88,906	68,030	57,148	48,157	37,463
2034	54	19,114	6,976	53.03	369,959	22,301	3.20	3.25	83,714	22.6	15,679	24,880	2,392	40,145	17,371	100,467	14.40	41,276	215	144,288	1,367,973	86,445	64,310	53,040	43,898	33,258	33,069	111,218	1,111,440	66,633	49,571	40,884	33,837	25,636
2035	57	18,902	6,899	53.05	365,983	21,838	3.17	3.24	78,951	21.6	15,433	24,342	2,392	39,574	16,977	98,718	14.31	52,032	429	135,852	1,503,825	77,516	56,065	45,399	36,903	27,230	33,573	102,279	1,213,719	58,359	42,210	34,180	27,783	20,500
2036	58	18,476	6,744	53.06	357,796	21,661	3.21	3.24	76,139	21.3	16,648	24,128	2,685	39,174	16,456	99,091	14.69	51,140	1,013	130,413	1,634,238	70,869	49,834	39,620	31,630	22,730	32,945	97,468	1,311,187	52,966	37,245	29,611	23,639	16,988
2037	56	18,672	6,815	53.06	361,634	21,621	3.17	3.23	80,172	22.2	16,112	24,076	2,685	39,003	16,565	98,442	14.44	44,630	680	137,709	1,771,947	71,270	48,724	38,033	29,821	20,871	35,495	102,214	1,413,401	52,900	36,165	28,230	22,134	15,491
2038	58	18,786	6,857	53.07	363,878	21,169	3.09	3.22	79,422	21.8	14,604	23,564	2,685	38,785	16,585	96,223	14.03	51,140	1,457	135,636	1,907,583	66,855	44,436	34,055	26,225	17,875	38,464	97,172	1,510,573	47,896	31,835	24,398	18,788	12,806
2039	60	18,861	6,884	53.07	365,345	21,472	3.12	3.21	81,744	22.4	15,474	23,898	2,685	38,706	16,622	97,385	14.15	45,140	1,864	139,213	2,046,796	65,350	42,229	31,776	24,033	15,954	39,391	99,823	1,610,396	46,859	30,280	22,785	17,233	11,440
2040	58	18,767	6,850	53.07	363,552	21,104	3.08	3.21	75,687	20.8	14,607	23,487	2,685	38,645	16,518	95,941	14.01	61,275	1,146	129,501	2,176,298	57,896	36,373	26,872	19,961	12,905	41,679	87,822	1,698,218	39,263	24,667	18,223	13,537	8,752
2041	61	18,817	6,868	53.07	364,518	21,255	3.09	3.20	78,038	21.4	15,022	23,652	2,685	38,598	16,543	96,500	14.05	55,275	1,087	133,618	2,309,915	56,892	34,749	25,205	18,389	11,578	42,021	91,596	1,789,815	39,000	23,821	17,279	12,606	7,937
2042	63	18,883	6,892	53.08	365,826	21,054	3.05	3.19	80,628	22.0	14,460	23,420	2,392	38,435	16,541	95,248	13.82	50,775	1,864	137,311	2,447,227	55,681	33,065	23,547	16,872	10,347	42,613	94,698	1,884,513	38,401	22,804	16,240	11,636	7,136
2043	63	18,343	6,695	53.08	355,367	20,454	3.06	3.18	88,913	25.0	14,054	22,753	2,392	38,435	16,068	93,703	14.00	19,275	(28,302)	181,778	2,629,005	70,202	40,530	28,339	19,943	11,911	39,158	142,621	2,027,133	55,080	31,799	22,234	15,647	9,345
2044	60	16,394	5,984	53.08	317,603	17,493	2.92	3.17	79,223	24.9	9,957	19,459	2,392	38,435	14,361	84,603	14.14	17,025	1,457	135,294	2,764,299	49,762	27,931	19,175	13,253	7,709	35,039	100,255	2,127,388	36,874	20,698	14,209	9,821	5,712
2045	58	13,938	5,087	53.08	270,031	14,753	2.90	3.16	62,721	23.2	8,071	16,412	2,392	38,435	12,210	77,519	15.24	21,525	1,553	106,713	2,871,012	37,381	20,399	13,749	9,333	5,287	29,632	77,081	2,204,469	27,001	14,734	9,931	6,742	3,819
2046	56	12,434	4,538	53.08	240,893	12,682	2.79	3.15	55,087	22.9	5,616	14,108	2,392	38,435	10,892	71,443	15.74	19,275	1,553	93,534	2,964,546	31,204	16,555	10,956	7,304	4,030	26,204	67,330	2,271,799	22,462	11,917	7,886	5,258	2,901
2047	56	11,358	4,146	53.08	220,048	11,246	2.71	3.14	48,962	22.3	4,009	12,510	2,392	38,435	9,950	67,295	16.23	19,275	(33,057)	117,573	3,082,119	37,356	19,269	12,519	8,198	4,405	23,860	93,714	2,365,513	29,775	15,358	9,979	6,534	3,511
2048	53	10,209	3,726	53.08	197,787	9,543	2.56	3.12	48,802	24.7	1,735	10,615	2,392	38,435	8,943	62,120	16.67	2,625	1,553	82,686	3,164,805	25,021	12,547	8,004	5,147	2,694	20,068	62,618	2,428,131	18,948	9,502	6,062	3,898	2,040
2049	43	7,895	2,882	53.08	152,960	7,774	2.70	3.11	33,490	21.9	2,646	8,648	2,392	38,435	6,916	59,037	20.49	2,625	932	56,876	3,221,681	16,391	7,991	5,005	3,161	1,611	13,941	42,935	2,471,066	12,373	6,033	3,778	2,386	1,216
2050	35	5,539	2,022	53.08	107,308	5,915	2.93	3.11	26,667	24.9	3,378	6,579	2,392	14,783	4,852	31,984	15.82	2,625	1,553	44,479	3,266,160	12,208	5,787	3,558	2,207	1,096	11,235	33,244	2,504,310	9,124	4,325	2,660	1,650	819
2051	20	3,265	1,192	53.08	63,255	3,905	3.28	3.11	15,184	24.0	3,373	4,343	2,392	7,391	2,860	20,360	17.08	1,500	2,019	24,191	3,290,351	6,323	2,914	1,759	1,072	518	6,367	17,824	2,522,134	4,659	2,147	1,296	790	382
2052	14	1,980	723	53.08	38,359	2,828	3.91	3.11	6,833	17.8	3,568	3,146	2,392	7,391	1,734	18,232	25.23	1,500	1,709	10,086	3,300,437	2,511	1,125	667	399	188	3,016	7,070	2,529,204	1,760	789	467	280	132
2053	9	1,193	435	53.08	23,109	2,163	4.97	3.12	3,083	13.3	3,666	2,406	2,392	3,696	1,045	13,204	30.33	1,500	2,951	2,371	3,302,807	562	245	142	84	38	1,521	850	2,530,054	201	88	51	30	14
2054	9	855	312	53.08	16,560	1,677	5.38	3.12	2,203	13.3	3,048	1,866	1,196	3,696	749	10,554	33.83	-	1,398	2,405	3,305,213	543	230	131	76	34	838	1,567	2,531,621	354	150	86	49	22
2055	2	163	59	53.08	3,151	322	5.43	3.13	228	7.2	590	358	598	924	142	2,613	44.02	-	932	(622)	3,304,591	(134)	(55)	(31)	(18)	(8)	35	(657)	2,530,964	(141)	(58)	(33)	(19)	(8)
2056	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,304,591	-	-	-	-	-	-	-	2,530,964	-	-	-	-	-
2057	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	1,553	(1,553)	3,303,037	(303)	(118)	(64)	(35)	(14)	-	(1,553)	2,529,410	(303)	(118)	(64)	(35)	(14)
2058	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	311	(311)	3,302,727	(58)	(22)	(12)	(6)	(3)	-	(311)	2,529,100	(58)	(22)	(12)	(6)	(3)
2059	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2060	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2061	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2062	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2063	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2064	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2065	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2066	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2067	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2068	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2069	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2070	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2071	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2072	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	-	-	3,302,727	-	-	-	-	-	-	-	2,529,100	-	-	-	-	-
2073	-	-	-	53.08	-	-	-	3.13	-	-	-	-	-	-	-	-	-	-	64,000	(64,000)	3,238,727	(5,719)	(1,418)	(572)	(234)	(63)	-	(64,000)	2,465,100	(5,719)	(1,418)	(572)	(234)	(63)
TOTALS			152,396	52.97	8,071,956	476,310		3.13	1,452,275	18.0	274,171	532,546	54,386	1,015,282	397,180	2,273,564	14.92	1,072,641	34,749	3,238,727		1,787,198	1,313,842	1,090,363	916,936	722,492	773,627	2,465,100		1,390,577	1,033,339	863,331	730,628	580,791

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Forecast of Volumes and Capital Costs SEC Prices as of December 31, 2023 Proved Undeveloped Reserves Hangingstone Consolidated - MCM EX	Table 2 - 11

		VOLUMES FORECAST GROSS LEASE BASIS			CAPITAL COSTS GROSS LEASE BASIS										CAPITAL COSTS CO. SHARE BASIS
Year	Project Year	Producing McM SAGD Pairs #	McM Production Rate bopd	Project Capacity Calendar Day bopd	Drilled Delineation Wells #	Drilled SAGD Pairs[1] #	Drilled Infill Wells #	Delineation Wells $M 2023	SAGD Pairs $M 2023	Infill Wells $M 2023	SAGD Facilities $M 2023	Maintenance & Other Costs $M 2023	Total $M 2023	Total $M Current	Total $M 2023	Total $M Current
2024	1	7	2,345	4,000	5	-	7	3,300	-	58,800	31,772	1,031	94,903	94,903	79,106	79,106
2025	2	25	8,785	12,388	5	-	18	3,250	48,000	19,600	53,400	2,586	126,836	126,836	100,966	100,966
2026	3	39	16,533	17,831	-	9	4	-	48,000	3,300	-	4,395	55,695	55,695	48,759	48,759
2027	4	41	20,434	21,884	-	3	-	-	32,000	-	-	5,553	37,553	37,553	28,337	28,337
2028	5	45	20,151	24,967	-	4	-	-	40,000	3,000	-	6,279	49,279	49,279	37,145	37,145
2029	6	48	20,616	24,555	2	5	1	1,320	40,000	9,000	-	6,944	57,264	57,264	43,151	43,151
2030	7	49	22,140	25,307	-	5	3	-	32,000	21,000	-	7,085	60,085	60,085	45,166	45,166
2031	8	53	24,183	26,141	2	4	7	1,320	32,000	6,000	-	7,679	46,999	46,999	35,367	35,367
2032	9	58	24,195	26,313	-	4	2	-	48,000	12,000	-	7,921	67,921	67,921	51,076	51,076
2033	10	66	24,825	26,597	2	6	4	1,320	32,000	15,000	-	7,793	56,113	56,113	42,135	42,135
2034	11	70	25,300	26,555	-	4	5	-	32,000	15,000	-	7,951	54,951	54,951	41,276	41,276
2035	12	75	25,080	26,369	2	4	5	1,320	48,000	12,000	-	7,967	69,287	69,287	52,032	52,032
2036	13	76	24,554	26,240	-	6	4	-	48,000	12,000	-	8,065	68,065	68,065	51,140	51,140
2037	14	74	24,835	26,184	2	6	4	1,320	32,000	18,000	-	8,065	59,385	59,385	44,630	44,630
2038	15	77	25,010	26,114	-	4	6	-	48,000	12,000	-	8,065	68,065	68,065	51,140	51,140
2039	16	80	25,118	26,088	-	6	4	-	40,000	12,000	-	8,065	60,065	60,065	45,140	45,140
2040	17	77	25,001	26,068	-	5	4	-	56,000	18,000	-	7,700	81,700	81,700	61,275	61,275
2041	18	81	25,072	26,053	-	7	6	-	48,000	18,000	-	7,700	73,700	73,700	55,275	55,275
2042	19	84	25,177	26,000	-	6	6	-	48,000	12,000	-	7,700	67,700	67,700	50,775	50,775
2043	20	84	24,457	26,000	-	6	4	-	--	18,000	-	7,700	25,700	25,700	19,275	19,275
2044	21	80	21,858	26,000	-	-	6	-	-	15,000	-	7,700	22,700	22,700	17,025	17,025
2045	22	77	18,584	26,000	-	-	5	-	-	21,000	-	7,700	28,700	28,700	21,525	21,525
2046	23	74	16,579	26,000	-	-	7	-	-	18,000	-	7,700	25,700	25,700	19,275	19,275
2047	24	74	15,144	26,000	-	-	6	-	-	18,000	-	7,700	25,700	25,700	19,275	19,275
2048	25	70	13,612	26,000	-	-	6	-	-	-	-	3,500	3,500	3,500	2,625	2,625
2049	26	57	10,527	26,000	-	-	-	-	-	-	-	3,500	3,500	3,500	2,625	2,625
2050	27	46	7,385	10,000	-	-	-	-	-	-	-	3,500	3,500	3,500	2,625	2,625
2051	28	27	4,353	5,000	-	-	-	-	-	-	-	2,000	2,000	2,000	1,500	1,500
2052	29	18	2,640	5,000	-	-	-	-	-	-	-	2,000	2,000	2,000	1,500	1,500
2053	30	12	1,590	2,500	-	-	-	-	-	-	-	2,000	2,000	2,000	1,500	1,500
2054	31	12	1,140	2,500	-	-	-	-	-	-	-	-	-	-	-	-
2055	32	2	217	2,500	-	-	-	-	-	-	-	-	-	-	-	-
2056	33	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2057	34	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2058	35	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2059	36	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2060	37	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2061	38	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2062	39	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2063	40	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2064	41	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2065	42	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2066	43	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2067	44	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2068	45	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2069	46	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2070	47	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2071	48	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2072	49	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2073	50	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total					20	94	124	13,150	752,000	366,700	85,172	183,544	1,400,566	1,400,566	1,072,641	1,072,641

Delineation Well Cost:	$425,000	(2023 Dollars)
Individual Well Pair Cost (incl. Pads & Gathering System):	$7,650,000	(2023 Dollars)
Infill Well Cost:	$3,250,000	(2023 Dollars)
Initial Project Cost, expressed as $/bbl of daily bitumen capacity:	$-	(2023 Dollars)
Total Project Cost, expressed as $/bbl of daily bitumen capacity:	$52,659	(2023 Dollars)
Total Project Cost, expressed as $/bbl of recoverable bitumen:	$9.19	(2023 Dollars)

1)	Well-Pairs are drilled, completed and tied-in in the year prior to production. Capital costs associated with transportation pipelines are not included.

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Forecast of Volumes and Capital Costs SEC Prices as of December 31, 2023 Proved Undeveloped Reserves Hangingstone Consolidated - MCM EX	Table 2 - 12

NOTE: ALL VALUES SHOWN AS COMPANY-SHARE

Reserves - Dilbit Pricing, Natural Gas as Fuel

Year	Co. Share Prod. Well Count	Daily Bitumen Prod. Bopd	Annual Bitumen Prod. Mbbl	Bitumen Price $/bbl	Annual Bitumen Sales $M	Annual Steam Req. Mbbl	ISOR frac.	Cumulative SOR frac.	Total Royalties $M	Total Royalties % of Rev.	AB TIER Emissions Cost $M	Fuel Gas Costs $M	NCG Injection Costs $M	Facilities Fixed Costs $M	Processing Variable Opex $M	Total Operating Costs $M	Total Operating Costs $/bbl	Total Capital Costs $M	Aband Costs $M	Net Revenue Before Tax $M	Cumulative Net Revenue Before Tax $M	NPV B.T. at 5.0% $M	NPV B.T. at 8.0% $M	NPV B.T. at 10.0% $M	NPV B.T. at 12.0% $M	NPV B.T. at 15.0% $M	Income Tax Payable $M	Net Revenue After Tax $M	Cumulative Net Revenue After Tax $M	NPV A.T. at 5.0% $M	NPV A.T. at 8.0% $M	NPV A.T. at 10.0% $M	NPV A.T. at 12.0% $M	NPV A.T. at 15.0% $M
2024	51	23,226	8,478	52.73	446,998	27,719	3.27	3.27	32,319	7.2	-	31,348	2,978	63,109	25,857	123,292	14.54	85,177	-	206,210	206,210	201,240	198,425	196,613	194,850	192,291	-	206,210	206,210	201,240	198,425	196,613	194,850	192,291
2025	65	24,434	8,919	52.63	469,378	28,092	3.15	3.21	34,895	7.4	-	31,856	2,978	63,109	28,813	126,756	14.21	105,850	-	201,877	408,087	187,630	179,867	174,984	170,318	163,697	-	201,877	408,087	187,630	179,867	174,984	170,318	163,697
2026	76	26,507	9,675	52.58	508,689	32,034	3.31	3.24	50,038	9.8	-	36,347	2,978	63,109	32,184	134,617	13.91	52,275	-	271,758	679,845	240,552	224,194	214,142	204,709	191,619	-	271,758	679,845	240,552	224,194	214,142	204,709	191,619
2027	78	26,418	9,643	52.57	506,906	32,574	3.38	3.28	60,374	11.9	5,695	36,952	2,978	63,109	32,220	140,953	14.62	30,975	572	274,032	953,877	231,015	209,324	196,303	184,306	168,019	-	274,032	953,877	231,015	209,324	196,303	184,306	168,019
2028	81	23,562	8,600	52.60	452,391	30,966	3.60	3.34	50,686	11.2	11,214	35,077	2,978	63,109	28,218	140,597	16.35	39,225	-	221,884	1,175,761	178,145	156,934	144,497	133,243	118,300	24,778	197,105	1,150,982	158,251	139,409	128,360	118,363	105,089
2029	83	21,801	7,957	52.67	419,143	29,359	3.69	3.39	45,195	10.8	16,126	33,186	2,978	54,640	25,043	131,973	16.59	44,715	-	197,259	1,373,020	150,833	129,183	116,782	105,764	91,453	45,301	151,958	1,302,941	116,194	99,516	89,963	81,475	70,451
2030	82	21,202	7,739	52.76	408,264	28,232	3.65	3.43	40,897	10.0	19,880	31,843	2,978	51,010	23,186	128,898	16.66	46,255	-	192,214	1,565,234	139,977	116,555	103,451	92,017	77,491	44,685	147,529	1,450,469	107,435	89,459	79,401	70,625	59,476
2031	71	21,077	7,693	52.84	406,477	26,757	3.48	3.43	37,551	9.2	16,646	30,123	2,978	47,827	21,909	119,483	15.53	35,995	466	212,982	1,778,216	147,714	119,582	104,207	91,035	74,664	42,851	170,130	1,620,600	117,995	95,522	83,241	72,719	59,641
2032	69	20,137	7,350	52.89	388,767	25,327	3.45	3.43	33,787	8.7	16,210	28,458	2,978	45,300	20,159	113,105	15.39	51,505	1,659	188,712	1,966,927	124,649	98,106	83,938	72,019	57,526	33,337	155,375	1,775,975	102,629	80,775	69,110	59,296	47,364
2033	66	19,891	7,260	52.93	384,308	24,840	3.42	3.43	48,746	12.7	17,034	27,856	2,978	43,739	19,371	110,979	15.29	42,380	5,042	177,161	2,144,088	111,447	85,279	71,637	60,367	46,961	32,511	144,650	1,920,625	90,996	69,629	58,491	49,289	38,343
2034	60	19,610	7,158	52.99	379,276	23,439	3.27	3.42	85,457	22.5	15,679	26,216	2,978	41,676	18,368	104,918	14.66	41,390	1,788	145,724	2,289,812	87,306	64,950	53,568	44,335	33,590	33,069	112,655	2,033,279	67,493	50,211	41,412	34,274	25,967
2035	63	19,325	7,054	53.01	373,905	22,814	3.23	3.41	80,398	21.5	15,433	25,488	2,978	40,876	17,824	102,600	14.55	52,130	2,789	135,989	2,425,802	77,594	56,122	45,445	36,940	27,257	33,573	102,417	2,135,696	58,438	42,267	34,226	27,820	20,528
2036	60	18,546	6,769	53.05	359,104	21,794	3.22	3.39	76,323	21.3	16,648	24,284	2,978	39,389	16,596	99,896	14.76	51,140	3,373	128,372	2,554,174	69,760	49,054	39,000	31,135	22,374	32,945	95,427	2,231,123	51,857	36,465	28,991	23,144	16,632
2037	58	18,728	6,836	53.06	362,680	21,730	3.18	3.38	80,297	22.1	16,112	24,205	2,978	39,175	16,677	99,148	14.50	44,630	680	137,924	2,692,098	71,381	48,800	38,092	29,867	20,904	35,495	102,430	2,333,552	53,011	36,241	28,289	22,181	15,524
2038	58	18,786	6,857	53.07	363,878	21,169	3.09	3.36	79,422	21.8	14,604	23,564	2,685	38,785	16,585	96,223	14.03	51,140	2,601	134,492	2,826,590	66,291	44,061	33,768	26,004	17,725	38,464	96,028	2,429,581	47,332	31,460	24,110	18,567	12,656
2039	60	18,861	6,884	53.07	365,345	21,472	3.12	3.35	81,744	22.4	15,474	23,898	2,685	38,706	16,622	97,385	14.15	45,140	1,864	139,213	2,965,804	65,350	42,229	31,776	24,033	15,954	39,391	99,823	2,529,403	46,859	30,280	22,785	17,233	11,440
2040	58	18,767	6,850	53.07	363,552	21,104	3.08	3.34	75,687	20.8	14,607	23,487	2,685	38,645	16,518	95,941	14.01	61,275	1,718	128,929	3,094,733	57,640	36,213	26,753	19,873	12,848	41,679	87,250	2,616,654	39,007	24,506	18,105	13,448	8,695
2041	61	18,817	6,868	53.07	364,518	21,255	3.09	3.32	78,038	21.4	15,022	23,652	2,685	38,598	16,543	96,500	14.05	55,275	1,087	133,618	3,228,351	56,892	34,749	25,205	18,389	11,578	42,021	91,596	2,708,250	39,000	23,821	17,279	12,606	7,937
2042	63	18,883	6,892	53.08	365,826	21,054	3.05	3.31	80,628	22.0	14,460	23,420	2,392	38,435	16,541	95,248	13.82	50,775	1,864	137,311	3,365,662	55,681	33,065	23,547	16,872	10,347	42,613	94,698	2,802,948	38,401	22,804	16,240	11,636	7,136
2043	63	18,343	6,695	53.08	355,367	20,454	3.06	3.30	88,913	25.0	14,054	22,753	2,392	38,435	16,068	93,703	14.00	19,275	1,398	152,078	3,517,740	58,732	33,908	23,709	16,685	9,965	39,158	112,921	2,915,869	43,610	25,177	17,604	12,389	7,399
2044	60	16,394	5,984	53.08	317,603	17,493	2.92	3.29	79,223	24.9	9,957	19,459	2,392	38,435	14,361	84,603	14.14	17,025	1,457	135,294	3,653,034	49,762	27,931	19,175	13,253	7,709	35,039	100,255	3,016,124	36,874	20,698	14,209	9,821	5,712
2045	58	13,938	5,087	53.08	270,031	14,753	2.90	3.27	62,721	23.2	8,071	16,412	2,392	38,435	12,210	77,519	15.24	21,525	1,553	106,713	3,759,747	37,381	20,399	13,749	9,333	5,287	29,632	77,081	3,093,204	27,001	14,734	9,931	6,742	3,819
2046	56	12,434	4,538	53.08	240,893	12,682	2.79	3.26	55,087	22.9	5,616	14,108	2,392	38,435	10,892	71,443	15.74	19,275	1,553	93,534	3,853,281	31,204	16,555	10,956	7,304	4,030	26,204	67,330	3,160,535	22,462	11,917	7,886	5,258	2,901
2047	56	11,358	4,146	53.08	220,048	11,246	2.71	3.25	48,962	22.3	4,009	12,510	2,392	38,435	9,950	67,295	16.23	19,275	1,243	83,273	3,936,554	26,458	13,647	8,867	5,806	3,120	23,860	59,414	3,219,948	18,877	9,737	6,326	4,142	2,226
2048	53	10,209	3,726	53.08	197,787	9,543	2.56	3.23	48,802	24.7	1,735	10,615	2,392	38,435	8,943	62,120	16.67	2,625	1,553	82,686	4,019,241	25,021	12,547	8,004	5,147	2,694	20,068	62,618	3,282,567	18,948	9,502	6,062	3,898	2,040
2049	43	7,895	2,882	53.08	152,960	7,774	2.70	3.22	33,490	21.9	2,646	8,648	2,392	38,435	6,916	59,037	20.49	2,625	932	56,876	4,076,116	16,391	7,991	5,005	3,161	1,611	13,941	42,935	3,325,501	12,373	6,033	3,778	2,386	1,216
2050	35	5,539	2,022	53.08	107,308	5,915	2.93	3.22	26,667	24.9	3,378	6,579	2,392	14,783	4,852	31,984	15.82	2,625	1,553	44,479	4,120,595	12,208	5,787	3,558	2,207	1,096	11,235	33,244	3,358,745	9,124	4,325	2,660	1,650	819
2051	20	3,265	1,192	53.08	63,255	3,905	3.28	3.22	15,184	24.0	3,373	4,343	2,392	7,391	2,860	20,360	17.08	1,500	2,019	24,191	4,144,786	6,323	2,914	1,759	1,072	518	6,367	17,824	3,376,569	4,659	2,147	1,296	790	382
2052	14	1,980	723	53.08	38,359	2,828	3.91	3.22	6,833	17.8	3,568	3,146	2,392	7,391	1,734	18,232	25.23	1,500	1,709	10,086	4,154,872	2,511	1,125	667	399	188	3,016	7,070	3,383,639	1,760	789	467	280	132
2053	9	1,193	435	53.08	23,109	2,163	4.97	3.23	3,083	13.3	3,666	2,406	2,392	3,696	1,045	13,204	30.33	1,500	2,951	2,371	4,157,243	562	245	142	84	38	1,521	850	3,384,489	201	88	51	30	14
2054	9	855	312	53.08	16,560	1,677	5.38	3.23	2,203	13.3	3,048	1,866	1,196	3,696	749	10,554	33.83	-	1,398	2,405	4,159,648	543	230	131	76	34	838	1,567	3,386,056	354	150	86	49	22
2055	2	163	59	53.08	3,151	322	5.43	3.23	228	7.2	590	358	598	924	142	2,613	44.02	-	932	(622)	4,159,026	(134)	(55)	(31)	(18)	(8)	35	(657)	3,385,399	(141)	(58)	(33)	(19)	(8)
2056	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,159,026	-	-	-	-	-	-	-	3,385,399	-	-	-	-	-
2057	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	1,553	(1,553)	4,157,473	(303)	(118)	(64)	(35)	(14)	-	(1,553)	3,383,846	(303)	(118)	(64)	(35)	(14)
2058	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	311	(311)	4,157,162	(58)	(22)	(12)	(6)	(3)	-	(311)	3,383,535	(58)	(22)	(12)	(6)	(3)
2059	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2060	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2061	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2062	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2063	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2064	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2065	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2066	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2067	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2068	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2069	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2070	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2071	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2072	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	-	-	4,157,162	-	-	-	-	-	-	-	3,383,535	-	-	-	-	-
2073	-	-	-	53.08	-	-	-	3.23	-	-	-	-	-	-	-	-	-	-	64,000	(64,000)	4,093,162	(5,719)	(1,418)	(572)	(234)	(63)	-	(64,000)	3,319,535	(5,719)	(1,418)	(572)	(234)	(63)

TOTALS			183,282	52.90	9,695,836	592,487		3.23	1,623,878	16.7	304,553	664,466	82,937	1,219,267	499,958	2,771,181	15.12	1,095,997	111,619	4,093,162		2,581,979	2,068,359	1,818,754	1,620,307	1,390,798	773,627	3,319,535		2,185,358	1,787,856	1,591,721	1,433,999	1,249,097

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

Prices: 23YE SEC Pricing Eff. Date: December 31, 2023 Currency: CAD	Greenfire Resources Ltd. Forecast of Volumes and Capital Costs SEC Prices as of December 31, 2023 Total Proved Reserves Hangingstone Consolidated - MCM EX	Table 2 - 13

		VOLUMES FORECAST GROSS LEASE BASIS			CAPITAL COSTS GROSS LEASE BASIS										CAPITAL COSTS CO. SHARE BASIS
Year	Project Year	Producing McM SAGD Pairs #	McM Production Rate bopd	Project Capacity Calendar Day bopd	Drilled Delineation Wells #	Drilled SAGD Pairs[1] #	Drilled Infill Wells #	Delineation Wells $M 2023	SAGD Pairs $M 2023	Infill Wells $M 2023	SAGD Facilities $M 2023	Maintenance & Other Costs $M 2023	Total $M 2023	Total $M Current	Total $M 2023	Total $M Current
2024	1	60	29,345	34,000	5	-	7	3,300	-	58,800	31,772	8,900	102,772	102,772	85,177	85,177
2025	2	76	30,397	34,000	5	-	18	3,250	48,000	19,600	53,400	8,900	133,150	133,150	105,850	105,850
2026	3	90	32,702	34,000	-	9	4	-	48,000	3,300	-	8,900	60,200	60,200	52,275	52,275
2027	4	92	32,550	34,000	-	3	-	-	32,000	-	-	8,900	40,900	40,900	30,975	30,975
2028	5	96	29,184	34,000	-	4	-	-	40,000	3,000	-	8,900	51,900	51,900	39,225	39,225
2029	6	99	27,316	31,254	2	5	1	1,320	40,000	9,000	-	8,900	59,220	59,220	44,715	44,715
2030	7	98	26,910	30,077	-	5	3	-	32,000	21,000	-	8,430	61,430	61,430	46,255	46,255
2031	8	86	27,088	29,045	2	4	7	1,320	32,000	6,000	-	8,430	47,750	47,750	35,995	35,995
2032	9	85	26,108	28,226	-	4	2	-	48,000	12,000	-	8,430	68,430	68,430	51,505	51,505
2033	10	82	25,948	27,720	2	6	4	1,320	32,000	15,000	-	8,065	56,385	56,385	42,380	42,380
2034	11	76	25,797	27,051	-	4	5	-	32,000	15,000	-	8,065	55,065	55,065	41,390	41,390
2035	12	81	25,502	26,792	2	4	5	1,320	48,000	12,000	-	8,065	69,385	69,385	52,130	52,130
2036	13	78	24,624	26,310	-	6	4	-	48,000	12,000	-	8,065	68,065	68,065	51,140	51,140
2037	14	76	24,891	26,240	2	6	4	1,320	32,000	18,000	-	8,065	59,385	59,385	44,630	44,630
2038	15	77	25,010	26,114	-	4	6	-	48,000	12,000	-	8,065	68,065	68,065	51,140	51,140
2039	16	80	25,118	26,088	-	6	4	-	40,000	12,000	-	8,065	60,065	60,065	45,140	45,140
2040	17	77	25,001	26,068	-	5	4	-	56,000	18,000	-	7,700	81,700	81,700	61,275	61,275
2041	18	81	25,072	26,053	-	7	6	-	48,000	18,000	-	7,700	73,700	73,700	55,275	55,275
2042	19	84	25,177	26,000	-	6	6	-	48,000	12,000	-	7,700	67,700	67,700	50,775	50,775
2043	20	84	24,457	26,000	-	6	4	-	-	18,000	-	7,700	25,700	25,700	19,275	19,275
2044	21	80	21,858	26,000	-	-	6	-	-	15,000	-	7,700	22,700	22,700	17,025	17,025
2045	22	77	18,584	26,000	-	-	5	-	-	21,000	-	7,700	28,700	28,700	21,525	21,525
2046	23	74	16,579	26,000	-	-	7	-	-	18,000	-	7,700	25,700	25,700	19,275	19,275
2047	24	74	15,144	26,000	-	-	6	-	-	18,000	-	7,700	25,700	25,700	19,275	19,275
2048	25	70	13,612	26,000	-	-	6	-	-	-	-	3,500	3,500	3,500	2,625	2,625
2049	26	57	10,527	26,000	-	-	-	-	-	-	-	3,500	3,500	3,500	2,625	2,625
2050	27	46	7,385	10,000	-	-	-	-	-	-	-	3,500	3,500	3,500	2,625	2,625
2051	28	27	4,353	5,000	-	-	-	-	-	-	-	2,000	2,000	2,000	1,500	1,500
2052	29	18	2,640	5,000	-	-	-	-	-	-	-	2,000	2,000	2,000	1,500	1,500
2053	30	12	1,590	2,500	-	-	-	-	-	-	-	2,000	2,000	2,000	1,500	1,500
2054	31	12	1,140	2,500	-	-	-	-	-	-	-	-	-	-	-	-
2055	32	2	217	2,500	-	-	-	-	-	-	-	-	-	-	-	-
2056	33	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2057	34	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2058	35	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2059	36	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2060	37	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2061	38	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2062	39	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2063	40	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2064	41	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2065	42	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2066	43	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2067	44	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2068	45	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2069	46	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2070	47	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2071	48	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2072	49	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2073	50	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total						20	94	124	13,150	366,700	85,172	213,245	1,430,267	1,430,267	1,095,997	1,095,997

Delineation Well Cost:	$425,000	(2023 Dollars)
Individual Well Pair Cost (incl. Pads & Gathering System):	$7,650,000	(2023 Dollars)
Infill Well Cost:	$3,250,000	(2023 Dollars)
Initial Project Cost, expressed as $/bbl of daily bitumen capacity:	$-	(2023 Dollars)
Total Project Cost, expressed as $/bbl of daily bitumen capacity:	$42,067	(2023 Dollars)
Total Project Cost, expressed as $/bbl of recoverable bitumen:	$7.80	(2023 Dollars)

1)	Well-Pairs are drilled, completed and tied-in in the year prior to production. Capital costs associated with transportation pipelines are not included.

Greenfire HS Consolidated Model - YE2023 SEC - 1P Only	2024-03-08

APPENDIX 3

Geological Mapping

Greenfire Resources Ltd.

Evaluation of Hangingstone Properties

As of December 31, 2023

Figure 3-1

R13W4
R12W4
R11W4
R10W4
T85
T84
T83
DEMO
BE North
C
B1
D
BE South
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Service
Location
Injection
Suspended Other
Surface Water
Company Land
Approved Development Area
Well Codes
NDE - Not Deep Enough
NP - Reservoir Not Present
SH - Reservoir Shaled-Out
T - Reservoir Tight
NL - No Logs Available
PL - Poor Logs
1:30,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray Formation
DISCOVERED EXPLOITABLE NET BITUMEN
Hangingstone_MCM_EX_DEMO_Ansi_0
McDANIEL

Figure 3-2

R12W4
R11W4
R10W4
T85
T84
DEMO
BE North
C
B1
BE South
Pad 01
Pad 02
Pad 03
Pad 05
Pad 07
Pad 08
Pad 11
Pad 12
Pad 13
Pad 14
Pad 15
Pad 16
Pad 17
Pad 18
Pad 19
Pad 20
Pad 21
Pad 22
Pad 24
Pad 25
Pad 26
Pad 27
Pad 28
Wells
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Culture
Surface Water
Company Land
Existing PAD
Proved PAD Area
Probable PAD Area
Excluded PAD Area
Approved Development Area
Minimum Pay Thickness
Stratigraphy
Well Codes
NDE - Not Deep Enough
NR - No Reservoir
T - Reservoir Tight
NL - No Logs Available
PL - Poor Logs
1:22,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray Formation
DEVELOPMENT AREA - RESERVES
McDANIEL

Figure 3-3

R12W4
R11W4
R10W4
T85
T84
DEMO
BE North
C
B1
BE South
E EXT 2
E EXT 1
Pad 01
Pad 02
Pad 03
Pad 05
Pad 07
Pad 08
Pad 10
Pad 11
Pad 12
Pad 13
Pad 14
Pad 15
Pad 16
Pad 17
Pad 18
Pad 19
Pad 20
Pad 21
Pad 22
Pad 24
Pad 25
Pad 26
Pad 27
Pad 28
Pad 29
Wells
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Culture
Surface Water
Refill Well
Existing PAD
Approved Development Area
Company Land
Pad Group
Group A
Group B
Group C
Group D
Group E
Group F
Minimum Pay Thickness
8 m
10 m
12 m
Stratigraphy
Well Codes
NDE - Not Deep Enough
NR - No Reservoir
NP - Reservoir Not Present
W - Reservoir Wet
SH - Reservoir Shaled-Out
T - Reservoir Tight
E - Reservoir Eroded Into
NL - No Logs Available
PL - Poor Logs
e - Pay Estimated
1:22,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray Formation
DEVELOPMENT AREA - BREAKOUT
C.I. 5 Metres
McDANIEL

Figure 3-4

R13W4
R12W4
R11W4
R10W4
T85
T84
T83
DEMO
BE North
C
B1
D
BE South
Wells
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Culture
Surface Water
Company Land
Approved Development Area
MCM EX Gm Contour
BEIS Contour
Stratigraphy
Well Codes
NDE - Not Deep Enough
NR - No Reservoir
NP - Reservoir Not Present
W - Reservoir Wet
SH - Reservoir Shaled-Out
T - Reservoir Tight
E - Reservoir Eroded Into
NL - No Logs Available
PL - Poor Logs
e - Pay Estimated
1:30,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray Formation
BASE OF EXPLOITABLE INTERVAL STRUCTURE
C.I. 5 Metres
Hangingstone_MCM_EX_BEIS_Ansi_D
McDANIEL

Figure 3-5

R13W4
R12W4
R11W4
R10W4
T85
T84
T83
DEMO
BE North
C
B1
D
BE South
1:30,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray Formation
FLUID IMPAIRMENT ZONES - Bottom Water (BW)
McDANIEL

Figure 3-6

R13W4
R12W4
R11W4
R10W4
T85
T84
T83
DEMO
BE North
C
B1
D
BE South
Wells
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Culture
Surface Water
Company Land
Approved Development Area
Minimum Pay Thickness
8 m
10 m
12 m
Stratigraphy
TG
Well Codes
NDE - Not Deep Enough
NR - No Reservoir
NP - Reservoir Not Present
W - Reservoir Wet
SH - Reservoir Shaled-Out
T - Reservoir Tight
E - Reservoir Eroded Into
NL - No Logs Available
PL - Poor Logs
e - Pay Estimated
Surface
1:30,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray Formation
FLUID IMPAIRMENT ZONES - Top Gas (TG)
C.I. 5 Metres
Hangingstone_MCM_EX_IZ_TG_Ansi_0
McDANIEL

Figure 3-7

R13W4
R12W4
R11W4
R10W4
T85
T84
T83
DEMO
BE North
C
B1
D
BE South
Wells
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Culture
Surface Water
Company Land
Approved Development Area
Minimum Pay Thickness
Stratigraphy
TW
Well Codes
NDE - Not Deep Enough
NR - No Reservoir
NP - Reservoir Not Present
W - Reservoir Wet
SH - Reservoir Shaled-Out
T - Reservoir Tight
PL - Poor Logs
Surface
1:30,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray Formation
FLUID IMPAIRMENT ZONES - Top Water (TW)
McDANIEL

Figure 3-8

R11W4
R10W4
T84
T84
BE North
B1
BE South
1:10,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray EX2 Formation
DISCOVERED EXPLOITABLE NET BITUMEN
McDANIEL

Figure 3-9

R11W4
R10W4
T84
T84
B1
BE North
BE South
R11W4
R10W4
Wells
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Culture
Surface Water
Company Land
Approved Development Area
MCM EX2 Oils Contour
BEIS Contour
Stratigraphy
Well Codes
NDE - Not Deep Enough
NR - No Reservoir
NP - Reservoir Not Present
W - Reservoir Wet
SH - Reservoir Shaled-Out
T - Reservoir Tight
E - Reservoir Eroded Into
NL - No Logs Available
PL - Poor Logs
e - Pay Estimated
1:10,000
Greenfire Resources Ltd.
HANGINGSTONE
McMurray EX2 Formation
DISCOVERED EXPLOITABLE NET BITUMEN
C.I. 5 Metres
Hangingstone_MCM_EX2_BEIS_Ansi_D
McDANIEL